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Exhibit 4.4.1

        SUPPLEMENTAL INDENTURE

Dated as of May 20, 2002

COMMONWEALTH EDISON COMPANY

to

BNY MIDWEST TRUST COMPANY

and

D.G. DONOVAN

Trustees Under Mortgage Dated July 1, 1923,

and Certain

Indentures Supplemental Thereto

Providing for Issuance of

FIRST MORTGAGE BONDS, POLLUTION CONTROL SERIES 2002

Due April 15, 2013

        THIS SUPPLEMENTAL INDENTURE, dated as of May 20, 2002, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "Mortgage"),

W I T N E S S E T H:

        WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

        WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

Supplemental Indenture Date	Parties	Providing For
August 1, 1944	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Amendment and restatement of Mortgage dated July 1, 1923
August 1, 1946	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1953	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
March 31, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Amendment of Sections 3.01, 3.02, 3.05 and 3.14 of the Mortgage and issuance of First Mortgage 5-3/8% Bonds, Series Y
February 28, 1969	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 29, 1970	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

June 1, 1971	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1973	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1974	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 13, 1975	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 28, 1976	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 3, 1977	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 17, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
August 31, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 18, 1979	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 20, 1980	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 16, 1981	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 30, 1982	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

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April 15, 1983	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 13, 1984	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1985	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1986	Company to Continental Illinois National Bank and Trust Company of Chicago and M.J. Kruger, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1990	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 9-7/8% Bonds, Series 75
June 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1991
October 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/4% Bonds, Series 76 and First Mortgage 8-7/8% Bonds, Series 77
October 15, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 78 and First Mortgage 9-1/8% Bonds, Series 79
February 1, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 80 and First Mortgage 8-5/8% Bonds, Series 81
May 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/8% Bonds, Series 82 and First Mortgage 8% Bonds, Series 83
July 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/2% Bonds, Series 84
September 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-3/8% Bonds, Series 85 and First Mortgage 8-3/8% Bonds, Series 86

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February 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 88
April 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/2% Bonds, Series 90 and First Mortgage 8% Bonds, Series 91
April 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-5/8% Bonds, Series 92
June 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 93 and First Mortgage 7-1/2% Bonds, Series 94
July 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-5/8% Bonds, Series 96 and First Mortgage 7-3/4% Bonds, Series 97
January 15, 1994	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994A, 1994B and 1994C
December 1, 1994	Company to Bank of America Illinois and Robert J. Donahue, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994D
June 1, 1996	Company to Harris Trust and Savings Bank and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1996A and 1996B
March 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 6.15% Bonds, Series 98

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        WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

Designation	Maturity Date	Principal Amount
First Mortgage 9-7/8% Bonds, Series 75	June 15, 2020	$54,171,000
First Mortgage 8-1/4% Bonds, Series 76	October 1, 2006	100,000,000
First Mortgage 8-3/8% Bonds, Series 78	October 15, 2006	125,000,000
First Mortgage 8% Bonds, Series 83	May 15, 2008	140,000,000
First Mortgage 8-1/2% Bonds, Series 84	July 15, 2022	200,000,000
First Mortgage 7-3/8% Bonds, Series 85	September 15, 2002	200,000,000
First Mortgage 8-3/8% Bonds, Series 86	September 15, 2022	200,000,000
First Mortgage 8-3/8% Bonds, Series 88	February 15, 2023	235,950,000
First Mortgage 8% Bonds, Series 91	April 15, 2023	160,000,000
First Mortgage 7-5/8% Bonds, Series 92	April 15, 2013	218,500,000
First Mortgage 7% Bonds, Series 93	July 1, 2005	225,000,000
First Mortgage 7-1/2% Bonds, Series 94	July 1, 2013	147,000,000
First Mortgage 6-5/8% Bonds, Series 96	July 15, 2003	100,000,000
First Mortgage 7-3/4% Bonds, Series 97	July 15, 2023	150,000,000
First Mortgage 7.25% Bonds, Pollution Control Series 1991	June 1, 2011	100,000,000
First Mortgage 5.3% Bonds, Pollution Control Series 1994A	January 15, 2004	26,000,000
First Mortgage 5.7% Bonds, Pollution Control Series 1994B	January 15, 2009	20,000,000
First Mortgage 5.85% Bonds, Pollution Control Series 1994C	January 15, 2014	20,000,000
First Mortgage 5.3% Bonds, Pollution Control Series 1994D	March 1, 2015	91,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996A	December 1, 2006	110,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996B	December 1, 2006	89,400,000
First Mortgage 6.15% Bonds, Series 98	March 15, 2012	400,000,000

	Total	$3,112,021,000

        WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and

        WHEREAS, the Company desires, by this Supplemental Indenture, to create an additional series of bonds to be issuable under the Mortgage, such bonds to be designated "First Mortgage Bonds, Pollution Control Series 2002" (hereinafter called the "bonds of Series 2002") and the terms and provisions to be contained in the bonds of Series 2002 or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

        WHEREAS, the bonds of Series 2002 and the Trustee's certificate to be endorsed thereon shall be substantially in the forms included in Exhibit A hereto; and

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        WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to create, as an additional series of bonds of the Company, the bonds of Series 2002, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series 2002, when authenticated by the Trustee and issued as provided in the Mortgage and in this Supplemental Indenture, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

        NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

        SECTION 1.01. Terms of the Mortgage. The terms used in this Supplemental Indenture which are defined in the Mortgage, unless otherwise specified herein, are used herein with the same meanings as in the Mortgage.

        SECTION 1.02. Definitions of New Terms. The following terms shall have the following meanings in this Supplemental Indenture:

  "IDFA" shall mean the Illinois Development Finance Authority, a political subdivision and body politic and corporate duly organized and validly existing under and by virtue of the laws of the State of Illinois.

  "IDFA Bonds" shall mean those certain Pollution Control Revenue Refunding Bonds (Commonwealth Edison Company Project) Series 2002 issued in the original aggregate principal amount of $100,000,000 under and pursuant to the terms of the IDFA Indenture.

  "IDFA Indenture" shall mean that certain Indenture of Trust dated as of June 1, 2002, between IDFA, as issuer, and Bank One, National Association, as trustee.

        SECTION 1.03. Rules of Construction. All references to any agreement refer to such agreement as modified, varied, or amended from time to time by the parties thereto (including any permitted successors or assigns) in accordance with its terms.

ARTICLE II

        SECTION 2.01. Designation and Issuance of Bonds. (a) The bonds of Series 2002 shall, as hereinbefore recited, be designated as the Company's "First Mortgage Bonds, Pollution Control Series 2002."

        (b)  Subject to the provisions of the Mortgage, the bonds of Series 2002 shall be issuable without limitation as to the aggregate principal amount thereof.

        SECTION 2.02. Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Bonds. (a) The definitive bonds of Series 2002 shall be in engraved, lithographed, printed or type-written form and shall be registered bonds without coupons, and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms included in Exhibit A hereto. The bonds of Series 2002 shall be dated as provided in Section 3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967. All bonds of Series 2002 shall mature on April 15, 2013.

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        (b)  The bonds of Series 2002 shall bear interest on each day that they are outstanding at a rate per annum which is equal to the weighted-average interest rate borne on the IDFA Bonds outstanding on such date; provided, however, such interest rate on the bonds of Series 2002 shall not exceed 12% per annum. The bonds of Series 2002 shall bear interest until the principal thereof shall be paid in full. Interest on the bonds of Series 2002 shall be payable to the record holder thereof on the dates that interest is payable on the IDFA Bonds.

        (c)  The interest on the bonds of Series 2002 so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on such interest payment date.

        SECTION 2.03. Bonds Issued as Collateral Security. The bonds of Series 2002 shall be issued, delivered, and pledged to, and registered in the name of, the trustee under the IDFA Indenture in order to secure and provide for, and as collateral security for, the due and punctual payment of the principal, premium, if any, and interest due from time to time on the IDFA Bonds.

        SECTION 2.04. Credit for Payments on IDFA Bonds. (a) The Company shall receive a credit against its obligation to make any payment of interest on the bonds of Series 2002, whether on an interest payment date, at maturity, upon redemption, upon acceleration or otherwise, in an amount equal to the amount, if any, paid by or for the account of the Company in respect of any corresponding payment of interest on the IDFA Bonds. So long as all the bonds of Series 2002 are pledged as described in Section 2.03, the obligation of the Company to make any payment with respect to the principal of the bonds of Series 2002 shall be credited in full if, at the time that any such payment of principal shall be due, there shall have been paid by or for the account of the Company the then due principal of all IDFA Bonds which are outstanding.

        (b)  The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and premium, if any, and interest on, the bonds of Series 2002 as the same shall become due and payable has been credited in accordance with this Section 2.04 unless and until it shall have received a written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the IDFA Indenture stating that payment of the principal of, or premium, if any, or interest on, the IDFA Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

        SECTION 2.05. Execution of Bonds. The bonds of Series 2002 shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series 2002 shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

        SECTION 2.06. Medium and Places of Payment of Principal of, and Premium, If Any, and Interest on, Bonds; Transferability and Exchangeability. The principal of, and premium, if any, and the interest on the bonds of Series 2002 shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and such principal, premium, if any, and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series 2002 for the registration of transfer of

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such bond or for the exchange thereof for bonds of the same series of other authorized denominations, except, in the case of any transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

        SECTION 2.07. Denominations and Numbering of Bonds. The bonds of Series 2002 shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series 2002 to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series 2002 shall each be numbered R-1 and consecutively upwards.

        SECTION 2.08. Temporary Bonds. Until definitive bonds of Series 2002 are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations, and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds of Series 2002 without coupons.

        SECTION 2.09. Optional Redemption of Bonds. Upon the notice and in the manner provided in the paragraph under the heading "OPTIONAL REDEMPTION" of the IDFA Bonds, the bonds of Series 2002 may be redeemed, at the option of the Company, on and after the date determined thereunder, in whole at any time or in part from time to time, at the redemption prices (expressed as percentages of the principal amount of each bond of Series 2002 or portion thereof to be redeemed) set forth therein, plus accrued interest to the redemption date.

        SECTION 2.10. Mandatory Redemption. Upon the notice and in the manner provided in the paragraphs under the heading "MANDATORY REDEMPTION" of the IDFA Bonds, the bonds of Series 2002 shall be redeemed by the Company in whole, or as provided under such paragraphs in part, at 100% of the principal amount thereof plus accrued interest to the redemption date.

        SECTION 2.11. Default Mandatory Redemption. The bonds of Series 2002 shall be redeemed promptly, without notice, by the Company in whole at 100% of the principal amount thereof plus accrued interest to the date of redemption following receipt by the Trustee of written notice from the trustee under the IDFA Indenture stating that the principal of the IDFA Bonds has been declared to be immediately due and payable as a result of an event of default under the IDFA Indenture.

ARTICLE III

CONFIRMATION OF LIEN

        The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit B attached hereto and made a part hereof.

ARTICLE IV

MISCELLANEOUS

        The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by the indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the first

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paragraph of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

        This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

        Although this Supplemental Indenture is dated as of May 20, 2002, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgments hereto annexed.

        This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

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        IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Senior Vice President and Treasurer, and its seal to be hereunto affixed and attested by one of its Assistant Secretaries, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and its seal to be hereunto affixed and attested by one of its Assistant Secretaries, and D.G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

COMMONWEALTH EDISON COMPANY
By:
J. Barry Mitchell Senior Vice President and Treasurer
[SEAL]
ATTEST:
Scott N. Peters Assistant Secretary
BNY MIDWEST TRUST COMPANY
By:
J. Bartolini Vice President
[SEAL]
ATTEST:
C. Potter Assistant Secretary
D.G. Donovan

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STATE OF ILLINOIS)
                                      )
COUNTY OF COOK )

        I, MARY L. KWILOS, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARRY MITCHELL, Senior Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and SCOTT N. PETERS, an Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Senior Vice President and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be Senior Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Senior Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 23rd day of May, A.D. 2002.

Mary L. Kwilos Notary Public
[SEAL]
My Commission expires October 26, 2005.

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STATE OF ILLINOIS)
                                      )
COUNTY OF COOK)

        I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. POTTER, Assistant Secretary of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Secretary, respectively, and who are both personally known to me to be a Vice President and an Assistant Secretary, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 23rd day of May, A.D. 2002.

Linda Ellen Garcia Notary Public
[SEAL]
My Commission expires September 23, 2002.

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STATE OF ILLINOIS )
                                      )
COUNTY OF COOK )

        I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D.G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 23rd day of May, A.D. 2002.

Linda Ellen Garcia Notary Public
[SEAL]
My Commission expires September 23, 2002.

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EXHIBIT A
to
Supplemental Indenture

COMMONWEALTH EDISON COMPANY

First Mortgage Bond, Pollution Control Series 2002

Due April 15, 2013

        COMMONWEALTH EDISON COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to                        , as trustee under that certain Indenture of Trust dated as of June 1, 2002 between Illinois Development Finance Authority ("IDFA") and said trustee, or registered assigns, on the fifteenth day of April, 2013, the sum of                        Dollars, and to pay interest on said sum from the date hereof until said sum shall be paid, at a rate per annum on each day which is equal to the weighted-average interest rate borne on the IDFA Bonds (as hereinafter defined) outstanding on such date, until the principal thereof shall be paid in full, subject to Section 2.04 of the Supplemental Indenture dated as of May 20, 2002 (the "Supplemental Indenture"), executed and delivered by the Company to the Trustees (as hereinafter defined), which provides for certain credits towards payment of principal of and interest on the bonds of this Series. Interest shall accrue on the bonds of this Series from the date of issuance hereof, and the payment thereof shall be credited as provided in Section 2.04(a) of the Supplemental Indenture unless and until the Trustee receives the notice contemplated by Section 2.04(b) of the Supplemental Indenture, whereupon the interest on the bonds of this Series shall become and remain due and payable until such time as the Trustee receives a further written notice (including a telex, telegram, telecopy or other form of written telecommunication) from the trustee under the IDFA Indenture (as hereinafter defined) stating that such payments need not continue. When interest is due and payable as described above, interest on the bonds of this Series shall be payable at the same time as interest on the IDFA Bonds and upon maturity, redemption, or acceleration of the bonds of this Series, subject to Section 2.04 of the Supplemental Indenture. The interest on each bond of this Series so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage (as hereinafter defined), as amended by a supplemental indenture dated April 1, 1967, be paid to the person in whose name such bond is registered on the date of such payment. The principal of, and premium, if any, and the interest on, this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

        This bond is one of the bonds of the Company, issued and to be issued in series from time to time under and in accordance with and, irrespective of the time of issue, equally and ratably secured by the Mortgage dated July 1, 1923, and indentures supplemental thereto, under which BNY Midwest Trust Company and D.G. Donovan (collectively, the "Trustees") are now the Trustees, and is one of the First Mortgage Bonds, Pollution Control Series 2002 of the Company, the issuance of which is provided for by the Supplemental Indenture, executed and delivered by the Company to such Trustees, to which Mortgage and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustees in respect of the security, and the terms and conditions governing the issuance and security of said bonds. The term "Mortgage," as hereinafter used, shall mean said Mortgage dated July 1, 1923, and all indentures supplemental thereto.

        With the consent of the Company and to the extent permitted by and as provided in the Mortgage, modifications or alterations of the Mortgage or of any indenture supplemental thereto and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Mortgage or any such supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in

14

principal amount of the bonds then outstanding under the Mortgage, and by the affirmative vote of the holders and registered owners of not less than eighty per centum (80%) in principal amount of the bonds of any series then outstanding under the Mortgage and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Mortgage are so affected, but in any case excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage; subject, however, to the condition, among other conditions stated in the Mortgage, that no such modification or alteration shall be made which will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Mortgage, the creation of any lien ranking prior to or on a parity with the lien of the Mortgage with respect to any of the mortgaged property, all as more fully provided in the Mortgage.

        The bonds of this Series are subject to redemption, as provided in the Supplemental Indenture.

        In case of certain completed defaults specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

        No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or through the Company or such successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage, all as more fully provided therein.

        This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of charges as provided in the Mortgage, be issued to the transferee in exchange herefor.

        Bonds of this Series are issuable only in registered form without coupons and in the denominations of $1,000 each and any authorized multiple thereof. As provided in the Mortgage, such bonds are exchangeable for registered bonds of the same series as between authorized denominations. Any such exchange may be made by the registered owner of any such bond or bonds upon presentation thereof for that purpose at the office or agency of the Company in the City of Chicago, State of Illinois.

        This bond shall not be entitled to any security or benefit under the Mortgage or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the corporate Trustee, or its successor in trust under the Mortgage, of the certificate endorsed hereon.

        IN WITNESS WHEREOF, Commonwealth Edison Company has caused this bond to be executed in its name by its President or one of its Vice-Presidents, and has caused its corporate seal to be hereto affixed, attested by its Secretary or one of its Assistant Secretaries, as of the            day of                        , 20    .

COMMONWEALTH EDISON COMPANY
[SEAL]
By:
President

15

ATTEST:

Secretary

(General Form of Trustee's Certificate)

        This bond is one of the bonds of the series designated herein, referred to and described in the within mentioned Supplemental Indenture dated as of May 20, 2002.

BNY MIDWEST TRUST COMPANY
By:
Authorized Officer

Illinois Commerce Commission Identification No.

16

ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common
TEN ENT—	as tenants by the entireties
JT TEN—	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—......... Custodian.............
(Cust) (Minors) under Uniform Gifts to Minors Act .............................. (State)
Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

17

Exhibit 4.4.1

        Supplemental Indenture

Dated as of June 1, 2002

COMMONWEALTH EDISON COMPANY

to

BNY MIDWEST TRUST COMPANY

and

D. G. DONOVAN

Trustees under Mortgage Dated July 1, 1923, and Certain
Indentures Supplemental Thereto

Giving Notice of the Issuance of Additional

FIRST MORTGAGE 6.15% BONDS, SERIES 98
DUE MARCH 15, 2012

        THIS SUPPLEMENTAL INDENTURE, dated as of June 1, 2002, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "Mortgage"),

W I T N E S S E T H:

        WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

        WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

Supplemental Indenture Date	Parties	Providing For
August 1, 1944	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Amendment and restatement of Mortgage dated July 1, 1923
August 1, 1946	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1953	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
March 31, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Amendment of Sections 3.01, 3.02, 3.05 and 3.14 of the Mortgage and issuance of First Mortgage 5-3/8% Bonds, Series Y
February 28, 1969	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

May 29, 1970	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 1, 1971	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1973	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1974	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 13, 1975	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 28, 1976	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 3, 1977	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 17, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
August 31, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 18, 1979	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 20, 1980	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 16, 1981	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

April 30, 1982	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1983	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 13, 1984	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1985	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1986	Company to Continental Illinois National Bank and Trust Company of Chicago and M.J. Kruger, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1990	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 9-7/8% Bonds, Series 75
October 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/4% Bonds, Series 76 and First Mortgage 8-7/8% Bonds, Series 77
October 15, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 78 and First Mortgage 9-1/8% Bonds, Series 79
February 1, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 80 and First Mortgage 8-5/8% Bonds, Series 81
May 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/8% Bonds, Series 82 and First Mortgage 8% Bonds, Series 83
July 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/2% Bonds, Series 84
September 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-3/8% Bonds, Series 85 and First Mortgage 8-3/8% Bonds, Series 86

February 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 88
April 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/2% Bonds, Series 90 and First Mortgage 8% Bonds, Series 91
April 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-5/8% Bonds, Series 92
June 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 93 and First Mortgage 7-1/2% Bonds, Series 94
July 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-5/8% Bonds, Series 96 and First Mortgage 7-3/4% Bonds, Series 97
January 15, 1994	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994A, 1994B and 1994C
December 1, 1994	Company to Bank of America Illinois and Robert J. Donahue, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994D
June 1, 1996	Company to Harris Trust and Savings Bank and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1996A and 1996B
March 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 6.15% Bonds, Series 98
May 20, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2002

(the Supplemental Indenture dated as of March 1, 2002 referenced above, a copy of which (without Exhibits thereto) is attached hereto as Exhibit A, is referred to herein as the "March 2002 Supplemental Indenture"); and

        WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

Designation	Maturity Date	Principal Amount
First Mortgage 9-7/8% Bonds, Series 75	June 15, 2020	$54,171,000
First Mortgage 8-1/4% Bonds, Series 76	October 1, 2006	100,000,000

First Mortgage 8-3/8% Bonds, Series 78	October 15, 2006	125,000,000
First Mortgage 8% Bonds, Series 83	May 15, 2008	140,000,000
First Mortgage 8-1/2% Bonds, Series 84	July 15, 2022	200,000,000
First Mortgage 7-3/8% Bonds, Series 85	September 15, 2002	200,000,000
First Mortgage 8-3/8% Bonds, Series 86	September 15, 2022	200,000,000
First Mortgage 8-3/8% Bonds, Series 88	February 15, 2023	235,950,000
First Mortgage 8% Bonds, Series 91	April 15, 2023	160,000,000
First Mortgage 7-5/8% Bonds, Series 92	April 15, 2013	218,500,000
First Mortgage 7% Bonds, Series 93	July 1, 2005	225,000,000
First Mortgage 7-1/2% Bonds, Series 94	July 1, 2013	147,000,000
First Mortgage 6-5/8% Bonds, Series 96	July 15, 2003	100,000,000
First Mortgage 7-3/4% Bonds, Series 97	July 15, 2023	150,000,000
First Mortgage 5.3% Bonds, Pollution Control Series 1994A	January 15, 2004	26,000,000
First Mortgage 5.7% Bonds, Pollution Control Series 1994B	January 15, 2009	20,000,000
First Mortgage 5.85% Bonds, Pollution Control Series 1994C	January 15, 2014	20,000,000
First Mortgage 5.3% Bonds, Pollution Control Series 1994D	March 1, 2015	91,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996A	December 1, 2006	110,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996B	December 1, 2006	89,400,000
First Mortgage 6.15% Bonds, Series 98	March 15, 2012	400,000,000
First Mortgage Bonds, Pollution Control Series 2002	April 15, 2013	100,000,000

	Total	$3,112,021,000

        WHEREAS, pursuant to the March 2002 Supplemental Indenture, the Company issued "bonds of Series 98" (as defined in the March 2002 Supplemental Indenture) under and pursuant to the Mortgage, and, pursuant to said March 2002 Supplemental Indenture, the Company has the right to issue additional bonds of Series 98; and

        WHEREAS, the Company desires to issue additional bonds of Series 98 under the Mortgage (including the March 2002 Supplemental Indenture) in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000.00) (the "Additional bonds of Series 98"), such bonds to be governed by the terms, provisions and conditions set forth in the March 2002 Supplemental Indenture; and

        WHEREAS, the Company desires to execute and deliver this Supplemental Indenture for purposes of providing notice of the issuance of the Additional bonds of Series 98 under and pursuant to the

Mortgage and confirming that such Additional bonds of Series 98 are secured by the lien of the Mortgage, as further provided herein; and

        WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to issue the Additional bonds of Series 98, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the Additional bonds of Series 98, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

        NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        SECTION 1.    Designation and Issuance of Additional Bonds of Series 98.    The Additional bonds of Series 98 shall, as provided in the March 2002 Supplemental Indenture, be designated as additional "First Mortgage 6.15% Bonds, Series 98." The Additional bonds of Series 98 shall, for all purposes, constitute "bonds of Series 98" for purposes of the Mortgage, shall be governed by each and all of the terms, provisions and conditions set forth in the March 2002 Supplemental Indenture, and shall be secured by the Mortgage. The parties confirm that, subject to the provisions of the Mortgage, the bonds of Series 98 shall be issuable without limitation as to the aggregate principal amount thereof.

        SECTION 2.    Confirmation of Lien.    The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit B attached hereto and made a part hereof.

        SECTION 3.    Miscellaneous.    The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

        This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

        Although this Supplemental Indenture is dated as of June 1, 2002, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.

        This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Vice President and Treasurer, and attested by one of its Assistant Secretaries, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Assistant Vice Presidents and attested by one of its Assistant Secretaries, and D. G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

COMMONWEALTH EDISON COMPANY
By
J. Barry Mitchell Vice President and Treasurer
ATTEST:
Scott N. Peters Assistant Secretary
BNY MIDWEST TRUST COMPANY
By
M. Callahan Assistant Vice President
ATTEST:
C. Potter Assistant Secretary
D. G. DONOVAN

STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, MARY L. KWILOS, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that
J. BARRY MITCHELL, Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and SCOTT N. PETERS, an Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be Vice President and Treasurer and an Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 6th day of June, A.D. 2002.

Mary L. Kwilos Notary Public
(NOTARIAL SEAL)
My Commission expires October 26, 2005.

STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that M. CALLAHAN, an Assistant Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. POTTER, an Assistant Secretary of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Assistant Secretary, respectively, and who are both personally known to me to be an Assistant Vice President and an Assistant Secretary, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Assistant Vice President and Assistant Secretary, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 6th day of June, A.D. 2002.

Linda Ellen Garcia Notary Public
(NOTARIAL SEAL)
My Commission expires September 23, 2002.

STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, LINDA ELLEN GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D. G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 6th day of June, A.D. 2002.

Linda Ellen Garcia Notary Public
(NOTARIAL SEAL)
My Commission expires September 23, 2002.

EXHIBIT A

MARCH 2002 SUPPLEMENTAL INDENTURE

[omitted]

EXHIBIT B

LEGAL DESCRIPTIONS

[omitted]

Exhibit 4.4.1

Supplemental Indenture

Dated as of October 7, 2002

Commonwealth Edison Company

to

BNY Midwest Trust Company

and

D. G. Donovan

Trustees under Mortgage Dated July 1, 1923, and Certain
Indentures Supplemental Thereto

Providing for Issuance of

FIRST MORTGAGE 6.15% BONDS, SERIES 98
DUE MARCH 15, 2012

        This SUPPLEMENTAL INDENTURE, dated as of October 7, 2002, between Commonwealth Edison Company, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, and BNY Midwest Trust Company, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. Donovan, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "Mortgage"),

W I T N E S S E T H:

        WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

        WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

Supplemental Indenture Date	Parties	Providing
August 1, 1944	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Amendment and restatement of Mortgage dated July 1, 1923
August 1, 1946	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1953	Company to Continental Illinois National Bank and Trust Company of Chicago and Edmond B. Stofft, as Trustee and Co-Trustee	Confirmation of mortgage lien
March 31, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1967	Company to Continental Illinois National Bank and Trust Company of Chicago and Edward J. Friedrich, as Trustee and Co-Trustee	Amendment of Sections 3.01, 3.02, 3.05 and 3.14 of the Mortgage and issuance of First Mortgage 5-3/8% Bonds, Series Y
February 28, 1969	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

1

May 29, 1970	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 1, 1971	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 1, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1972	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1973	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 31, 1974	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 13, 1975	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 28, 1976	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 3, 1977	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
May 17, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
August 31, 1978	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 18, 1979	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 20, 1980	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 16, 1981	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien

2

April 30, 1982	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1983	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 13, 1984	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1985	Company to Continental Illinois National Bank and Trust Company of Chicago and Donald W. Alfvin, as Trustee and Co-Trustee	Confirmation of mortgage lien
April 15, 1986	Company to Continental Illinois National Bank and Trust Company of Chicago and M.J. Kruger, as Trustee and Co-Trustee	Confirmation of mortgage lien
June 15, 1990	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 9-7/8% Bonds, Series 75
October 1, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/4% Bonds, Series 76 and First Mortgage 8-7/8% Bonds, Series 77
October 15, 1991	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 78 and First Mortgage 9-1/8% Bonds, Series 79
February 1, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 80 and First Mortgage 8-5/8% Bonds, Series 81
May 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/8% Bonds, Series 82 and First Mortgage 8% Bonds, Series 83
July 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-1/2% Bonds, Series 84
September 15, 1992	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-3/8% Bonds, Series 85 and First Mortgage 8-3/8% Bonds, Series 86
February 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 8-3/8% Bonds, Series 88

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April 1, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-1/2% Bonds, Series 90 and First Mortgage 8% Bonds, Series 91
April 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7-5/8% Bonds, Series 92
June 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 7% Bonds, Series 93 and First Mortgage 7-1/2% Bonds, Series 94
July 15, 1993	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage 6-5/8% Bonds, Series 96 and First Mortgage 7-3/4% Bonds, Series 97
January 15, 1994	Company to Continental Bank, National Association and M.J. Kruger, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994A, 1994B and 1994C
December 1, 1994	Company to Bank of America Illinois and Robert J. Donahue, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1994D
June 1, 1996	Company to Harris Trust and Savings Bank and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 1996A and 1996B
March 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage 6.15% Bonds, Series 98
May 20, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of First Mortgage Bonds, Pollution Control Series 2002
June 1, 2002	Company to BNY Midwest Trust Company and D.G. Donovan, as Trustee and Co-Trustee	Issuance of additional First Mortgage 6.15% Bonds, Series 98

        WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

Designation	Maturity Date	Principal Amount
First Mortgage 9-7/8% Bonds, Series 75	June 15, 2020	$54,171,000
First Mortgage 8-1/4% Bonds, Series 76	October 1, 2006	100,000,000
First Mortgage 8-3/8% Bonds, Series 78	October 15, 2006	125,000,000
First Mortgage 8-5/8% Bonds, Series 81	February 1, 2022	200,000,000

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First Mortgage 8% Bonds, Series 83	May 15, 2008	140,000,000
First Mortgage 8-1/2% Bonds, Series 84	July 15, 2022	200,000,000
First Mortgage 7-3/8% Bonds, Series 85	September 15, 2002	200,000,000
First Mortgage 8-3/8% Bonds, Series 86	September 15, 2022	200,000,000
First Mortgage 8-3/8% Bonds, Series 88	February 15, 2023	235,950,000
First Mortgage 8% Bonds, Series 91	April 15, 2023	160,000,000
First Mortgage 7-5/8% Bonds, Series 92	April 15, 2013	220,000,000
First Mortgage 7% Bonds, Series 93	July 1, 2005	225,000,000
First Mortgage 7-1/2% Bonds, Series 94	July 1, 2013	150,000,000
First Mortgage 6-5/8% Bonds, Series 96	July 15, 2003	100,000,000
First Mortgage 7-3/4% Bonds, Series 97	July 15, 2023	150,000,000
First Mortgage 5.3% Bonds, Pollution Control Series 1994A	January 15, 2004	26,000,000
First Mortgage 5.7% Bonds, Pollution Control Series 1994B	January 15, 2009	20,000,000
First Mortgage 5.85% Bonds, Pollution Control Series 1994C	January 15, 2014	20,000,000
First Mortgage 6.75% Bonds, Pollution Control Series 1994D	March 1, 2015	91,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996A	December 1, 2006	110,000,000
First Mortgage 4.4% Bonds, Pollution Control Series 1996B	December 1, 2006	89,400,000
First Mortgage 6.15% Bonds, Series 98	March 15, 2012	400,000,000
First Mortgage Bonds, Pollution Control Series 2002	April 15, 2013	100,000,000
First Mortgage 6.15% Bonds, Series 98	March 15, 2012	200,000,000

	Total	$3,516,521,000

        WHEREAS, on March 13, 2002, the Company issued $400,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 pursuant to the provisions of a Supplemental Indenture dated as of March 1, 2002, and on June 20, 2002, the Company issued an additional $200,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 pursuant to the provisions of a Supplemental Indenture dated as of June 1, 2002 (such bonds are collectively referred to herein as the "Original Bonds"); and

        WHEREAS, in connection with the issuances of the Original Bonds, the Company entered into Registration Rights Agreements dated as of March 13, 2002 and June 20, 2002, between the Company and the representatives of the initial purchasers of the Original Bonds, pursuant to which the Company agreed (i) to register $600,000,000 aggregate principal amount of its First Mortgage 6.15% Bonds, Series 98, due March 15, 2012 (the "Exchange Bonds") and (ii) to exchange the Original Bonds for the Exchange Bonds in an exchange offer (the "Exchange Offer"); and

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        WHEREAS, the Exchange Offer having been completed, the Company wishes to issue the Exchange Bonds issuable in connection with said Exchange Offer; and

        WHEREAS, the Company desires, by this Supplemental Indenture, to provide for the issuance of the Exchange Bonds under the Mortgage, such bonds to be designated "First Mortgage 6.15% Bonds, Series 98" and the terms and provisions to be contained in the Exchange Bonds or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

        WHEREAS, the Exchange Bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the form of the General Form of Registered Bond Without Coupons and the form of the General Form of Trustee's Certificate set forth in Section 3.05 of the Supplemental Indenture dated August 1, 1944 to the Mortgage with such appropriate insertions, omissions and variations in order to express the designation, date, maturity date, annual interest rate, record dates for, and dates of, payment of interest, denominations, terms of redemption and redemption prices, and other terms and characteristics authorized or permitted by the Mortgage or not inconsistent therewith; and

        WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to provide for the issuance of the Exchange Bonds, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the Exchange Bonds, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

        NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        SECTION 1.    Designation and Issuance of Exchange Bonds.    The Exchange Bonds shall, as hereinbefore recited, be designated as the Company's "First Mortgage 6.15% Bonds, Series 98." Subject to the provisions of the Mortgage, the Exchange Bonds shall be issuable without limitation as to the aggregate principal amount thereof. The Exchange Bonds are identical in all material respects to the Original Bonds (except that the interest rate step-up provisions of the Original Bonds do not apply to the Exchange Bonds, such provisions having been eliminated, and the transfer restrictions of the Original Bonds do not apply to the Exchange Bonds, such provisions having been modified as herein provided) and shall constitute a single series of bonds under the Mortgage.

        SECTION 2.    Form, Date, Maturity Date, Interest Rate and Interest Payment Dates of Exchange Bonds.    (a)  The definitive Exchange Bonds shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons; and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms hereinbefore recited, respectively. The initial issue of Exchange Bonds shall be dated September 15, 2002 (the last interest payment date to which interest has been paid on the Original Bonds), and Exchange Bonds issued after the initial issue thereof shall be dated as provided in Section 3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967.

          (b)  The Exchange Bonds shall mature on March 15, 2012.

          (c)  The Exchange Bonds shall bear interest at the rate of 6.15% per annum until the principal thereof shall be paid.

          (d)  Interest on the Exchange Bonds shall be payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year. March 1 and September 1 in each year are hereby established as record dates for the payment of interest payable on the next succeeding

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  interest payment dates, respectively. The interest on each Exchange Bond so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such interest payment date.

        SECTION 3.    Execution of Exchange Bonds.    The Exchange Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any Exchange Bond shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

        SECTION 4.    Medium and Places of Payment of Principal of and Interest on Exchange Bonds; Transferability and Exchangeability.    Both the principal of and interest on the Exchange Bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and both such principal and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any Exchange Bond for the transfer of such bond or for the exchange thereof for bonds of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

        SECTION 5.    Denominations and Numbering of Exchange Bonds.    The Exchange Bonds shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any Exchange Bond to be conclusively evidenced by the execution thereof on behalf of the Company. Exchange Bonds shall be numbered R-1 and consecutively upwards.

        SECTION 6.    Temporary Exchange Bonds.    Until definitive Exchange Bonds are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons.

        SECTION 7.    Redemption of Exchange Bonds.    (a) The Exchange Bonds shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of

          (1)  100% of the principal amount of the Exchange Bonds to be redeemed, plus accrued interest to the redemption date, or

          (2)  as determined by the Quotation Agent (as hereinafter defined), the sum of the present values of the remaining scheduled payments of principal and interest on the Exchange Bonds to be

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  redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as hereinafter defined) plus twenty-five (25) basis points, plus accrued interest to the redemption date.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Exchange Bonds or portions of the Exchange Bonds called for redemption.

        For purposes of the foregoing, the following terms shall have the respective meanings set forth below:

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

          "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Exchange Bonds that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Exchange Bonds.

          "Comparable Treasury Price" means, with respect to any redemption date:

    (i)
    the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

    (ii)
    if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

          "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

          "Reference Treasury Dealer" means (1) each of J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

          (b)  In case the Company shall desire to exercise such right to redeem and pay off all or any part of such Exchange Bonds as hereinbefore provided, it shall comply with all the terms and provisions of Article V of the Mortgage applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article V and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in this Section 7. No publication of notice of any redemption of any Exchange Bonds shall be required under Section 5.03(a) of the Mortgage.

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        SECTION 8.    Book-Entry Only System.    It is intended that the Exchange Bonds be registered so as to participate in the securities depository system (the "DTC System") with The Depository Trust Company ("DTC"), as set forth herein. The Exchange Bonds shall be initially issued in the form of a fully registered bond or bonds in the name of Cede & Co., or any successor thereto, as nominee for DTC. The Company and the Trustees are authorized to execute and deliver such letters to or agreements with DTC as shall be necessary to effectuate the DTC System, including the Letter of Representations from the Company and the Trustees to DTC relating to the Exchange Bonds (the "Representation Letter"). In the event of any conflict between the terms of the Representation Letter and the Mortgage, the terms of the Mortgage shall control. DTC may exercise the rights of a bondholder only in accordance with the terms hereof applicable to the exercise of such rights.

        With respect to Exchange Bonds registered in the name of DTC or its nominee, the Company and the Trustees shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such bonds from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "Depository Participant") or to any person on behalf of whom such a Depository Participant holds an interest in such bonds (each such person being herein referred to as an "Indirect Participant"). Without limiting the immediately preceding sentence, the Company and the Trustees shall have no responsibility or obligation with respect to:

  (i)
  the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the Exchange Bonds,

  (ii)
  the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of an Exchange Bond, of any notice with respect to the Exchange Bonds, including any notice of redemption,

  (iii)
  the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of an Exchange Bond, of any amount with respect to principal of, redemption premium, if any, on, or interest on, the Exchange Bonds, or

  (iv)
  any consent given by DTC as registered owner.

So long as certificates for the Exchange Bonds are not issued as hereinafter provided, the Company and the Trustees may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such bonds for all purposes whatsoever, including, without limitation, (1) the payment of principal and interest on such bonds, (2) giving notice of matters (including redemption) with respect to such bonds and (3) registering transfers with respect to such bonds. While an Exchange Bond is in the DTC System, no person other than DTC or its nominee shall receive a certificate with respect to such bond.

        In the event that:

  (a)
  DTC notifies the Company that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days,

  (b)
  the Company determines that the beneficial owners of the Exchange Bonds should be able to obtain certificated bonds and so notifies the Trustees in writing or

  (c)
  there shall have occurred and be continuing a completed default or any event which after notice or lapse of time or both would be a completed default with respect to the Exchange Bonds,

the Exchange Bonds shall no longer be restricted to being registered in the name of DTC or its nominee. In the case of clause (a) of the preceding sentence, the Company may determine that the

9

Exchange Bonds shall be registered in the name of and deposited with a successor depository operating a securities depository system, as may be acceptable to the Company and the Trustees, or such depository's agent or designee, and if the Company does not appoint a successor securities depository system within 90 days, then the bonds may be registered in whatever name or names registered owners of bonds transferring or exchanging such bonds shall designate, in accordance with the provisions hereof.

        Notwithstanding any other provision of the Mortgage to the contrary, so long as any Exchange Bond is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such bond and all notices with respect to such bond shall be made and given, respectively, in the manner provided in the Representation Letter.

        SECTION 9.    Legends.    So long as the Exchange Bonds are held by The Depository Trust Company, such Exchange Bonds shall bear the following legend:

        Unless this bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by a person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

        SECTION 10.    Confirmation of Lien.    The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit A attached hereto and made a part hereof.

        SECTION 11.    Miscellaneous.    The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

        This Supplemental Indenture shall bind and, subject to the provisions of Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

        Although this Supplemental Indenture is dated as of October 7, 2002, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.

        This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

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        IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its Vice President and Treasurer, and attested by one of its Assistant Secretaries, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its Vice Presidents, and attested by one of its Assistant Secretaries, and D. G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

COMMONWEALTH EDISON COMPANY
	By	J. Barry Mitchell Vice President and Treasurer
ATTEST:
Scott N. Peters Assistant Secretary
BNY MIDWEST TRUST COMPANY
	By	J. Bartolini Vice President
ATTEST:
C. Potter Assistant Secretary
D. G. DONOVAN

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STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, MARY L. KWILOS, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARRY MITCHELL, Vice President and Treasurer of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and SCOTT N. PETERS, an Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be Vice President and Treasurer and an Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 7th day of October, A.D. 2002.

Mary L. Kwilos
Notary Public
(NOTARIAL SEAL)
My Commission expires October 26, 2005.

STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, L. GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that J. BARTOLINI, a Vice President of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and C. POTTER, an Assistant Secretary of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Secretary, respectively, and who are both personally known to me to be a Vice President and an Assistant Secretary, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such Vice President and Assistant Secretary, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 7th day of October, A.D. 2002.

L. Garcia
Notary Public
(NOTARIAL SEAL)
My Commission expires July 8, 2006.

STATE OF ILLINOIS)
) SS.
COUNTY OF COOK)

        I, L. GARCIA, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D. G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 7th day of October, A.D. 2002.

L. Garcia
Notary Public
(NOTARIAL SEAL)
My Commission expires July 8, 2006.

EXHIBIT A

LEGAL DESCRIPTIONS

[omitted]

QuickLinks

  Exhibit 4.4.1
ARTICLE II
ARTICLE III
CONFIRMATION OF LIEN
ARTICLE IV
MISCELLANEOUS
  EXHIBIT A to Supplemental Indenture
ABBREVIATIONS
  Exhibit 4.4.1
EXHIBIT A
EXHIBIT B
  Exhibit 4.4.1
EXHIBIT A
LEGAL DESCRIPTIONS